Exhibit 13 (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew T. Hinkle, Chief Executive Officer of the Franklin Value Investors Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 10/31/2018 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 10/31/2019

S\MATTHEW T. HINKLE

Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Exhibit 13 (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Kubilis, Chief Financial Officer of the Franklin Value Investors Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 10/31/2018 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 10/31/2019

S\ROBERT G. KUBILIS

Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

FRANKLIN TEMPLETON

One Franklin Parkway

San Mateo, CA 94403

November 1, 2019

Via EDGAR

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE: Franklin	Value Investors Trust (CIK#0000856119)

File No. 033-31326 and 811-05878

Ladies and Gentlemen:

On behalf of the above-referenced Trust submitted herewith under the EDGAR system, please find Amended Form N-CSR for the period ended October 31, 2018.

The amended form is being filed to amend Item 13 Exhibits, regarding the change in independent registered public accountants Exhibit 13 (a) (4) which was inadvertently omitted from the filing. There were no other changes to the filing.

Sincerely,

Franklin Value Investors Trust

/s/ROBERT G. KUBILIS

Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer